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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 1, 2000, except for Note 17, as to which the date is May 20, 2000 relating to the financial statements of webMethods, Inc., which appears in webMethods, Inc.'s Annual Report on Form 10-K for the year ended March 31, 2000.




/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

McLean, Virginia
August 16, 2000